Third Quarter 2013

The Paramount
Arlington, Virginia

Acquired October 1, 2013

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights
Third Quarter 2013

Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, retail, and multifamily properties and land for development.

In the third quarter WRIT announced that it has entered into four separate contracts with a single buyer to sell its medical office portfolio and two office assets comprising a total of 1.5 million square feet. The portfolio consists of 17 medical office buildings and two suburban office buildings, 6565 Arlington Boulevard and Woodholme Center, as well as a land parcel located in Alexandria, Virginia. Management projects the closing date for the first two transactions to be November 12, 2013 and the outside closing date for the second two transactions to be January 31, 2014. The combined sale price is $500,750,000, or $329 per square foot.

WRIT announced the hiring of Paul T. McDermott as the company's new President and Chief Executive Officer. Mr. McDermott assumed his responsibilities on October 1 and has succeed George F. "Skip" McKenzie, who served as President and CEO of WRIT since 2007. Mr. McDermott will also serve on the WRIT Board of Trustees.

Subsequent to quarter end, WRIT acquired The Paramount, a 135 unit apartment building located in Arlington, Virginia, for $48.2 million in an all cash transaction. The purchase price values the units at approximately $345,000 per unit, based on an average unit size of 1,015 square feet. The capitalization rate for the transaction is approximately 5.2%. The Paramount is a seventeen-story building with a two-level below grade parking garage located at 1425 South Eads Street and is within walking distance to both the Crystal City and Pentagon City Metro Stations (Blue and Yellow lines). The property was built in 1984 and is 94% occupied. WRIT funded the acquisition with its line of credit.

WRIT signed commercial leases totaling 480,495 square feet, including 202,394 square feet of new leases and 278,101 square feet of renewal leases. New leases had an average rental rate increase of 4.0% over expiring lease rates on a GAAP basis and an average lease term of 10.6 years. Commercial tenant improvement costs were $44.88 per square foot and leasing commissions and incentives were $36.56 per square foot for new leases. Renewal leases had an average rental rate increase of 11.7% over expiring lease rates on a GAAP basis and an average lease term of 6.5 years. Commercial tenant improvement costs were $10.54 per square foot and leasing commissions and incentives were $10.77 per square foot for renewal leases.

As of September 30, 2013, WRIT owned a diversified portfolio of 69 properties totaling approximately 8 million square feet of commercial space and 2,540 residential units, and land held for development. These 69 properties consist of 25 office properties, 17 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
Third Quarter 2013

Net Operating Income Contribution by Sector - Third Quarter 2013

Retail
25.3%
(2.4 million sq ft)
Multifamily
19.0%
(2,540 units)
Office
55.7%
(4.6 million sq ft)

Note: Excludes held for sale properties: Medical Office Portfolio (see Supplemental Definitions on page 30 for list of properties included in the Medical Office Portfolio)

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2012 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
OPERATING RESULTS	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Real estate rental revenue	$65,828	$65,915	$64,560	$64,660	$64,471
Real estate expenses	(23,243)	(23,670)	(22,554)	(21,725)	(22,527)
	42,585	42,245	42,006	42,935	41,944
Real estate depreciation and amortization	(21,168)	(21,037)	(21,123)	(21,514)	(21,682)
Income from real estate	21,417	21,208	20,883	21,421	20,262
Interest expense	(15,930)	(15,824)	(16,190)	(16,644)	(14,886)
Other income	220	246	239	242	237
Acquisition costs	(148)	(87)	(213)	(90)	164
General and administrative	(3,850)	(4,005)	(3,862)	(4,545)	(3,173)
Income from continuing operations	1,709	1,538	857	384	2,604
Discontinued operations:
Income from operations of properties sold or held for sale	4,131	3,725	3,283	1,174	3,233
Gain on sale of real estate	—	—	3,195	1,400	3,724
Income from discontinued operations	4,131	3,725	6,478	2,574	6,957

Net income	5,840	5,263	7,335	2,958	9,561
Less: Net income from noncontrolling interests	—	—	—	—	—
Net income attributable to the controlling interests	$5,840	$5,263	$7,335	$2,958	$9,561
Per Share Data:
Net income	$0.09	$0.08	$0.11	$0.04	$0.14
Fully diluted weighted average shares outstanding	66,561	66,556	66,519	66,416	66,379
Percentage of Revenues:
Real estate expenses	35.3%	35.9%	34.9%	33.6%	34.9%
General and administrative	5.8%	6.1%	6.0%	7.0%	4.9%
Ratios:
Adjusted EBITDA / Interest expense	2.9x	2.9x	2.8x	2.7x	3.0x
Income from continuing operations/Total real estate revenue	2.6%	2.3%	1.3%	0.6%	4.0%
Net income /Total real estate revenue	8.9%	8.0%	11.4%	4.6%	14.8%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Medical Office Portfolio (In thousands) (Unaudited)

	Three Months Ended
Income from Medical Office Portfolio (1):	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Real estate rental revenue	$12,073	$12,357	$12,364	$12,411	$12,637
Real estate expenses	(4,398)	(3,759)	(4,537)	(4,066)	(4,374)
	7,675	8,598	7,827	8,345	8,263
Real estate depreciation and amortization	(3,215)	(4,545)	(4,401)	(4,617)	(4,445)
Interest expense	(329)	(328)	(328)	(767)	(1,099)
Real estate impairment	—	—	—	(2,097)	—
Income from operations of Medical Office Portfolio (1)	4,131	3,725	3,098	864	2,719
Income from operations of sold properties (2)	—	—	185	310	514
Gain on sale of real estate	—	—	3,195	1,400	3,724
Income from discontinued operations	$4,131	$3,725	$6,478	$2,574	$6,957

	As of
Investment in Medical Office Portfolio (1):	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Office	$55,049	$54,902	$54,794	$54,155	$54,062
Medical Office	409,486	409,040	408,107	406,873	407,616
Total	464,535	463,942	462,901	461,028	461,678
Less accumulated depreciation	(118,378)	(115,796)	(111,601)	(107,557)	(103,543)
Investment in Medical Office Portfolio (1)	346,157	348,146	351,300	353,471	358,135
Investment in sold properties (2)	—	—	—	11,528	18,264
Investment in real estate sold or held for sale, net	$346,157	$348,146	$351,300	$364,999	$376,399

Mortgage notes payable secured by Medical Office Portfolio (1)	$23,467	$23,627	$23,785	$23,945	$78,893

(1) Medical Office Portfolio:
Office - Woodholme Center and 6565 Arlington Boulevard
Medical Office - 2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park )formerly Lansdowne Medical Office Building), 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, II and III, Woodholme Medical Office Building, Woodburn Medical Park I and II, and Prosperity Medical Center I, II and III

WRIT has entered into four separate contracts with a single buyer to sell all of the held for sale properties (collectively, the "Medical Office Portfolio") for a combined purchase price of $500.75 million. The sale will be structured as four independent transactions, each of which will close pursuant to a separate purchase and sale agreement. The projected closing date for the first two transactions is November 12, 2013 and the outside closing date for the second two transactions is January 31, 2014.

(2) Sold properties:
Office - 1700 Research Boulevard (sold on August 31, 2012) and the Atrium Building (sold on March 19, 2013)
Medical Office - Plumtree Medical Center (sold on December 20, 2012)

Consolidated Balance Sheets (In thousands) (Unaudited)

	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012
Assets
Land	$418,008		$418,008		$418,008		$418,008		$418,008
Income producing property	1,624,617		1,608,939		1,595,083		1,587,375		1,575,506
	2,042,625		2,026,947		2,013,091		2,005,383		1,993,514
Accumulated depreciation and amortization	(548,549)		(531,197)		(514,173)		(497,057)		(480,163)
Net income producing property	1,494,076		1,495,750		1,498,918		1,508,326		1,513,351
Development in progress, including land held for development	55,580		51,397		49,041		45,270		42,144
Total real estate held for investment, net	1,549,656		1,547,147		1,547,959		1,553,596		1,555,495
Investment in real estate held for sale, net	346,157		348,146		351,300		364,999		376,399
Cash and cash equivalents	7,923		5,919		16,743		19,105		68,318
Restricted cash	7,547		10,254		9,560		13,423		13,673
Rents and other receivables, net of allowance for doubtful accounts	48,619		49,436		48,988		46,904		47,581
Prepaid expenses and other assets	110,116		101,829		102,773		107,303		112,874
Other assets related to properties sold or held for sale	18,337		18,011		18,797		19,046		24,455
Total assets	$2,088,355		$2,080,742		$2,096,120		$2,124,376		$2,198,795
Liabilities
Notes payable	$846,576		$846,450		$846,323		$906,190		$906,058
Mortgage notes payable	290,838		288,584		288,611		319,025		319,618
Lines of credit	85,000		75,000		70,000		—		—
Accounts payable and other liabilities	57,116		48,836		53,472		50,094		50,485
Advance rents	11,749		12,382		12,653		12,925		11,535
Tenant security deposits	7,639		7,559		7,539		7,642		7,597
Liabilities related to properties sold or held for sale	31,275		30,703		32,696		32,357		92,438
Total liabilities	1,330,193		1,309,514		1,311,294		1,328,233		1,387,731
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	665		665		665		664		662
Additional paid-in capital	1,148,837		1,147,710		1,146,683		1,145,515		1,143,554
Distributions in excess of net income	(395,816)		(381,623)		(366,821)		(354,122)		(337,151)
Total shareholders' equity	753,686		766,752		780,527		792,057		807,065
Noncontrolling interests in subsidiaries	4,476		4,476		4,299		4,086		3,999
Total equity	758,162		771,228		784,826		796,143		811,064
Total liabilities and equity	$2,088,355		$2,080,742		$2,096,120		$2,124,376		$2,198,795
Total Debt / Total Market Capitalization	0.43	:1	0.41	:1	0.40	:1	0.42	:1	0.42	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Funds from operations(1)
Net income	$5,840	$5,263	$7,335	$2,958	$9,561
Real estate depreciation and amortization	21,168	21,037	21,123	21,514	21,682
Discontinued operations:
Gain on sale of real estate	—	—	(3,195)	(1,400)	(3,724)
Real estate depreciation and amortization	3,215	4,545	4,401	4,617	4,536
Funds from operations (FFO)	30,223	30,845	29,664	27,689	32,055
Real estate impairment	—	—	—	2,097	—
Severance expense	250	266	(183)	1,583	—
Acquisition costs	148	87	213	90	(164)
Core FFO (1)	$30,621	$31,198	$29,694	$31,459	$31,891

Allocation to participating securities(2)	(109)	(142)	(120)	(93)	(125)

FFO per share - basic	$0.45	$0.46	$0.44	$0.42	$0.48
FFO per share - fully diluted	$0.45	$0.46	$0.44	$0.42	$0.48
Core FFO per share - fully diluted	$0.46	$0.47	$0.44	$0.47	$0.48

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	66,410	66,405	66,393	66,273	66,246
Average shares - fully diluted	66,561	66,556	66,519	66,416	66,379
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Funds available for distribution(1)
FFO	$30,223	$30,845	$29,664	$27,689	$32,055
Tenant improvements	(3,957)	(5,918)	(3,975)	(4,901)	(5,216)
Leasing commissions and incentives	(3,746)	(2,342)	(2,606)	(2,334)	(2,144)
Recurring capital improvements	(1,917)	(2,311)	(721)	(1,414)	(1,362)
Straight-line rent, net	(578)	(483)	(343)	(738)	(847)
Non-cash fair value interest expense	255	255	254	253	216
Non-real estate depreciation and amortization	939	933	958	911	987
Amortization of lease intangibles, net	129	86	41	41	(32)
Amortization and expensing of restricted share and unit compensation	1,215	1,355	1,018	1,842	1,206
Real estate impairment	—	—	—	2,097	—
Funds available for distribution (FAD)	22,563	22,420	24,290	23,446	24,863
Non-share-based severance expense	—	—	—	850	—
Acquisition costs	148	87	213	90	(164)
Core FAD (1)	$22,711	$22,507	$24,503	$24,386	$24,699

Allocation to participating securities(2)	(109)	(142)	(120)	(93)	(125)

FAD per share - basic	$0.34	$0.34	$0.36	$0.35	$0.37
FAD per share - fully diluted	$0.34	$0.33	$0.36	$0.35	$0.37
Core FAD per share - fully diluted	$0.34	$0.34	$0.37	$0.37	$0.37

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	66,410	66,405	66,393	66,273	66,246
Average shares - fully diluted	66,561	66,556	66,519	66,416	66,379
(1)  See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Adjusted EBITDA (1)

Net income	$5,840	$5,263	$7,335	$2,958	$9,561
Add:
Interest expense, including discontinued operations	16,259	16,152	16,518	17,481	16,049
Real estate depreciation and amortization, including discontinued operations	24,383	25,582	25,524	26,131	26,218
Income tax expense	6	24	—	57	17
Real estate impairment	—	—	—	2,097	—
Non-real estate depreciation	203	215	196	131	254
Less:
Gain on sale of real estate	—	—	(3,195)	(1,400)	(3,724)
Adjusted EBITDA	$46,691	$47,236	$46,378	$47,455	$48,375

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Balances Outstanding

Secured (1)
Conventional fixed rate	$314,305	$312,211	$312,396	$342,970	$402,857
Unsecured
Fixed rate bonds and notes	846,576	846,450	846,323	906,190	906,058
Credit facility	85,000	75,000	70,000	—	—
Unsecured total	931,576	921,450	916,323	906,190	906,058
Total	$1,245,881	$1,233,661	$1,228,719	$1,249,160	$1,308,915

Average Interest Rates

Secured
Conventional fixed rate	6.1%	6.1%	6.1%	6.1%	6.0%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	4.9%	4.9%
Credit facilities	1.4%	1.4%	1.4%	—%	—%
Unsecured total	4.6%	4.6%	4.7%	4.9%	4.9%
Average	5.0%	5.0%	5.0%	5.3%	5.3%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $2.8 million and $3.4 million, respectively.

(1) The secured balances outstanding include the mortgage notes payable which have been reclassified to 'Liabilities related to properties sold or held for sale' on the consolidated balance sheet, the mortgage notes payable are secured by Woodholme Medical Center, Ashburn Farm Office Park I, Ashburn Farm Office Park III totaling $23.5 million. In addition, the secured prior period 9/30/2012 balance includes mortgage notes which have since been repaid, without penalty, including: Plumtree Professional Center (repaid on December 11, 2012), 9707 Medical Center (repaid on November 1, 2012), 8501-8503 and 8505 Arlington Boulevard (repaid on November 30, 2012), 15005 Shady Grove Road (repaid on October 11, 2012) and West Gude Drive (repaid on January 11, 2013).

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt (1)	Unsecured Debt	Credit Facilities	Total Debt	Avg Interest Rate
2013	$—	$—	$—	$—
2014	—	100,000	—	100,000	5.3%
2015	18,510	150,000	25,000	193,510	5.1%
2016	134,798	—	60,000	194,798	4.4%
2017	101,866	—	—	101,866	7.3%
2018	—	—	—	—
2019	31,280	—	—	31,280	5.4%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	—	300,000	—	300,000	4.0%
2023	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$286,454	$850,000	$85,000	$1,221,454	5.0%
Scheduled amortization payments	30,636	—	—	30,636	5.2%
Net discounts/premiums	(2,785)	(3,424)	—	(6,209)
Total maturities (1)	$314,305	$846,576	$85,000	$1,245,881	5.0%
Weighted average maturity =5.5 years

(1) The total maturities includes the mortgage notes payable reclassified to 'Liabilities related to properties sold or held for sale' on the consolidated balance sheet, totaling $23.5 million as of September 30, 2013.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended September 30, 2013	Covenant	Quarter Ended September 30, 2013	Covenant	Quarter Ended September 30, 2013	Covenant
% of Total Indebtedness to Total Assets(1)	43.9%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	11.1%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.4	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$758.2 million	≥ $673.4 million	$758.2 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	51.8%	≤ 60.0%	51.8%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	12.2%	≤ 35.0%	12.2%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.62	≥ 1.50	2.62	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.24	≥ 1.67	2.24	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.40	≥ 2.00	3.40	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	3.3%	≤ 15.0%	3.3%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012
Market Data

Shares Outstanding	66,500		66,500		66,485		66,437		66,325
Market Price per Share	$25.27		$26.91		$27.84		$26.15		$26.82
Equity Market Capitalization	$1,680,455		$1,789,515		$1,850,942		$1,737,328		$1,778,837

Total Debt	$1,245,881		$1,233,661		$1,228,719		$1,249,160		$1,308,915
Total Market Capitalization	$2,926,336		$3,023,176		$3,079,661		$2,986,488		$3,087,752

Total Debt to Market Capitalization	0.43	:1	0.41	:1	0.40	:1	0.42	:1	0.42	:1

Earnings to Fixed Charges(1)	1.1x		1.1x		1.0x		1.0x		1.1x
Debt Service Coverage Ratio(2)	2.7x		2.8x		2.7x		2.6x		2.8x

Dividend Data

Total Dividends Paid	$20,033		$20,065		$20,034		$19,928		$19,998
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	65.2%		63.8%		68.2%		63.8%		62.5%
Payout Ratio (Core FAD per share basis)	88.2%		88.2%		81.1%		81.1%		81.1%
Payout Ratio (FAD per share basis)	88.2%		90.9%		83.3%		85.7%		81.1%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 9) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2013 vs. 2012

	Three Months Ended September 30,
	2013	2012	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,975	$7,807	2.2%	2.6%
Office	23,727	23,072	2.8%	2.5%
Retail	10,681	10,427	2.4%	3.4%
Overall Same-Store Portfolio (1)	$42,383	$41,306	2.6%	2.7%

GAAP Basis:
Multifamily	$8,098	$7,992	1.3%	2.6%
Office	23,758	23,410	1.5%	1.7%
Retail	10,783	10,589	1.8%	3.3%
Overall Same-Store Portfolio (1)	$42,639	$41,991	1.5%	2.2%

(1) Non same-store properties were:
Acquisitions: none
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office/Office - Plumtree Medical Center and the Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,617	$38,221	$—	$13,990	$—	$65,828
Non same-store - acquired and in development (1)	—	—	—	—	—	—
Total	13,617	38,221	—	13,990	—	65,828
Real estate expenses
Same-store portfolio	5,519	14,463	—	3,207	—	23,189
Non same-store - acquired and in development (1)	—	54	—	—	—	54
Total	5,519	14,517	—	3,207	—	23,243
Net Operating Income (NOI)
Same-store portfolio	8,098	23,758	—	10,783	—	42,639
Non same-store - acquired and in development (1)	—	(54)	—	—	—	(54)
Total	$8,098	$23,704	$—	$10,783	$—	$42,585

Same-store portfolio NOI GAAP basis (from above)	$8,098	$23,758	$—	$10,783	$—	$42,639
Straight-line revenue, net for same-store properties	(2)	(273)	—	(97)	—	(372)
FAS 141 Min Rent	(121)	56	—	(70)	—	(135)
Amortization of lease intangibles for same-store properties	—	186	—	65	—	251
Same-store portfolio NOI, cash basis	$7,975	$23,727	$—	$10,681	$—	$42,383
Reconciliation of NOI to net income
Total NOI	$8,098	$23,704	$—	$10,783	—	$42,585
Depreciation and amortization	(2,987)	(14,556)	—	(3,352)	(273)	(21,168)
General and administrative	—	—	—	—	(3,850)	(3,850)
Interest expense	(1,703)	(2,582)	—	(266)	(11,379)	(15,930)
Other income	—	—	—	—	220	220
Acquisition costs	—	—	—	—	(148)	(148)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	311	3,820	—	—	4,131
Gain on sale of real estate	—	—	—	—	—	—
Net income (loss)	3,408	6,877	3,820	7,165	(15,430)	5,840
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$3,408	$6,877	$3,820	$7,165	$(15,430)	$5,840
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,390	$37,477	$—	$13,604	$—	$64,471
Non same-store - acquired and in development (1)	—	—	—	—	—	—
Total	13,390	37,477	—	13,604	—	64,471

Real estate expenses
Same-store portfolio	5,398	14,067	—	3,015	—	22,480
Non same-store - acquired and in development (1)	—	47	—	—	—	47
Total	5,398	14,114	—	3,015	—	22,527

Net Operating Income (NOI)
Same-store portfolio	7,992	23,410	—	10,589	—	41,991
Non same-store - acquired and in development (1)	—	(47)	—	—	—	(47)
Total	$7,992	$23,363	$—	$10,589	$—	$41,944

Same-store portfolio NOI GAAP basis (from above)	$7,992	$23,410	$—	$10,589	$—	$41,991
Straight-line revenue, net for same-store properties	—	(521)	—	(126)	—	(647)
FAS 141 Min Rent	(185)	99	—	(88)	—	(174)
Amortization of lease intangibles for same-store properties	—	84	—	52	—	136
Same-store portfolio NOI, cash basis	$7,807	$23,072	$—	$10,427	$—	$41,306

Reconciliation of NOI to net income
Total NOI	$7,992	$23,363	$—	$10,589	$—	$41,944
Depreciation and amortization	(3,315)	(14,652)	—	(3,451)	(264)	(21,682)
General and administrative	—	—	—	—	(3,173)	(3,173)
Interest expense	(1,711)	(3,064)	—	(370)	(9,741)	(14,886)
Other income	—	—	—	—	237	237
Acquisition costs	—	—	—	—	164	164
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	683	2,550	—	—	3,233
Gain on sale of real estate	—	—	—	—	3,724	3,724
Net income (loss)	2,966	6,330	2,550	6,768	(9,053)	9,561
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$2,966	$6,330	$2,550	$6,768	$(9,053)	$9,561
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of GAAP NOI			Percentage of GAAP NOI
	Q3 2013	YTD 2013		Q3 2013	YTD 2013
DC			Inside the Beltway
Multifamily	4.0%	4.3%	Multifamily	17.9%	17.8%
Office	22.0%	22.4%	Office	33.0%	33.2%
Retail	0.8%	0.9%	Retail	7.7%	7.4%
	26.8%	27.6%		58.6%	58.4%
Maryland			Outside the Beltway
Multifamily	3.0%	2.9%	Multifamily	1.1%	1.1%
Office	10.8%	10.5%	Office	22.7%	22.9%
Retail	17.8%	17.7%	Retail	17.6%	17.6%
	31.6%	31.1%		41.4%	41.6%
Virginia
Multifamily	12.0%	11.7%	Total Portfolio	100.0%	100.0%
Office	22.9%	23.1%
Retail	6.7%	6.5%
	41.6%	41.3%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Multifamily	94.1%	93.1%	93.8%	94.1%	94.8%
Office	86.4%	86.1%	85.2%	85.2%	86.3%
Retail	91.4%	93.2%	92.4%	91.2%	92.8%

Overall Portfolio	89.6%	89.6%	89.2%	88.9%	90.0%

	Physical Occupancy - All Properties
Sector	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Multifamily	94.1%	93.1%	93.8%	94.1%	94.8%
Office	86.1%	86.3%	85.4%	84.5%	86.2%
Medical Office	84.6%	84.8%	85.2%	85.6%	85.0%
Retail	91.4%	93.2%	92.4%	91.2%	92.8%

Overall Portfolio	88.7%	89.1%	88.6%	88.1%	89.2%

(1) Non same-store properties were:
Acquisitions: None
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office/Office - Plumtree Medical Center and the Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Multifamily	93.5%	92.7%	93.1%	93.5%	94.1%
Office	87.1%	86.3%	85.9%	86.5%	87.1%
Retail	91.5%	92.8%	91.6%	92.9%	94.3%

Overall Portfolio	89.3%	88.9%	88.5%	89.2%	89.9%

	Economic Occupancy - All Properties
Sector	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Multifamily	93.5%	92.7%	93.1%	93.5%	94.1%
Office	86.7%	86.5%	85.6%	86.0%	87.1%
Medical Office	87.1%	87.2%	87.6%	88.7%	89.3%
Retail	91.5%	92.8%	91.6%	92.9%	94.3%

Overall Portfolio	88.7%	88.7%	88.2%	88.8%	89.8%

(1) Non same-store properties were:
Acquisitions: None
Held for sale and sold properties:
Office - 1700 Research Boulevard and the Atrium Building
Medical Office/Office - Plumtree Medical Center and the Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Disposition Summary
September 30, 2013
(in thousands)
0, 2012

Disposition Summary
	Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
The Atrium Building	March 19, 2013	Office	79,000	$15,750	$3,195

Development/Re-Development Summary
September 30, 2013
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cash Cost to Date	Draws on Construction Loan to Date	Anticipated Construction Completion Date
Development Summary
650 N. Glebe Road, Arlington, VA	163 units & 2,200 square feet retail	$49,904	$24,185	$3,033	fourth quarter 2014

Re-Development Summary
7900 Westpark Drive, McLean, VA	530,000 square feet	$35,000	$2,725	N/A	first quarter 2015

Commercial Leasing Summary - New Leases

	3rd Quarter 2013		2nd Quarter 2013			1st Quarter 2013		4th Quarter 2012		3rd Quarter 2012
Gross Leasing Square Footage
Office Buildings	147,194		94,191			65,566		76,252		46,351
Medical Office Buildings	5,804		3,082			15,629		15,083		17,105
Retail Centers	49,396		6,240			46,100		14,419		7,857
Total	202,394		103,513		103,513	127,295		105,754		71,313
Weighted Average Term (yrs)
Office Buildings	11.1		7.8			8.5		8.6		6.6
Medical Office Buildings	5.2		5.4			7.2		9.3		9.1
Retail Centers	9.8		7.1			7.3		8.0		8.4
Total	10.6		7.6			7.9		8.6		7.4

Rental Rate Increases:	GAAP	CASH	GAAP	CASH		GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$32.66	$33.28	$28.28	$29.07		$29.14	$30.36	$30.72	$31.19	$32.63	$33.45
Medical Office Buildings	39.59	41.07	31.53	34.17		33.53	35.53	30.85	32.40	26.10	26.59
Retail Centers	19.86	20.06	31.31	31.71		10.26	10.26	18.49	18.59	21.39	21.74
Total	$29.73	$30.28	$28.56	$29.38		$22.84	$23.72	$29.22	$29.79	$29.83	$30.51

Rate on new leases
Office Buildings	$33.06	$28.74	$30.34	$27.53		$31.96	$28.86	$35.41	$31.66	$37.20	$33.72
Medical Office Buildings	40.01	37.73	30.97	29.12		36.67	33.94	31.30	27.69	27.46	24.79
Retail Centers	23.45	22.02	33.54	31.98		19.12	19.04	16.74	15.35	33.21	30.17
Total	$30.91	$27.36	$30.55	$27.84		$27.89	$25.93	$32.61	$29.22	$34.43	$31.18

Percentage Increase
Office Buildings	1.2%	(13.7)%	7.3%	(5.3)%		9.7%	(4.9)%	15.3%	1.5%	14.0%	0.8%
Medical Office Buildings	1.1%	(8.1)%	(1.8)%	(14.8)%		9.4%	(4.5)%	1.5%	(14.5)%	5.2%	(6.8)%
Retail Centers	18.1%	9.8%	7.1%	0.8%		86.3%	85.5%	(9.5)%	(17.4)%	55.2%	38.8%
Total	4.0%	(9.7)%	7.0%	(5.3)%		22.1%	9.3%	11.6%	(1.9)%	15.4%	2.2%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft		Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$8,230,229	$55.91	$3,285,080	$34.88		$2,941,901	$44.87	$3,186,650	$41.79	$1,858,979	$40.11
Medical Office Buildings	101,630	17.51	67,248	21.82		513,774	32.87	652,831	43.28	863,148	50.46
Retail Centers	751,184	15.21	119,800	19.20		2,307,500	50.05	168,500	11.69	120,000	15.27
Subtotal	$9,083,043	$44.88	$3,472,128	$33.55		$5,763,175	$45.27	$4,007,981	$37.90	$2,842,127	$39.85
Leasing Commissions and Incentives
Office Buildings	$6,781,162	$46.07	$2,173,271	$23.08		$2,041,020	$31.13	$1,569,078	$20.58	$1,113,305	$24.02
Medical Office Buildings	99,930	17.22	42,827	13.90		223,311	14.29	327,649	21.72	212,409	12.42
Retail Centers	517,974	10.49	71,769	11.50		303,796	6.59	64,839	4.50	72,182	9.19
Subtotal	$7,399,066	$36.56	$2,287,867	$22.10		$2,568,127	$20.18	$1,961,566	$18.55	$1,397,896	$19.60
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$15,011,391	$101.98	$5,458,351	$57.96		$4,982,921	$76.00	$4,755,728	$62.37	$2,972,284	$64.13
Medical Office Buildings	201,560	34.73	110,075	35.72		737,085	47.16	980,480	65.00	1,075,557	62.88
Retail Centers	1,269,158	25.70	191,569	30.70		2,611,296	56.64	233,339	16.19	192,182	24.46
Total	$16,482,109	$81.44	$5,759,995	$55.65		$8,331,302	$65.45	$5,969,547	$56.45	$4,240,023	$59.45

Commercial Leasing Summary - Renewal Leases

	3rd Quarter 2013		2nd Quarter 2013		1st Quarter 2013		4th Quarter 2012		3rd Quarter 2012
Gross Leasing Square Footage
Office Buildings	140,894		92,245		192,943		76,772		99,101
Medical Office Buildings	24,471		49,383		21,294		27,997		26,661
Retail Centers	112,736		172,474		46,124		59,969		24,269
Total	278,101		314,102		260,361		164,738		150,031
Weighted Average Term (yrs)
Office Buildings	6.6		3.5		2.7		3.9		3.9
Medical Office Buildings	3.0		10.4		5.0		6.2		5.5
Retail Centers	7.3		5.3		4.8		5.0		3.5
Total	6.5		5.6		3.3		4.7		4.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$38.86	$40.53	$30.72	$32.10	$29.74	$31.56	$29.50	$30.46	$32.51	$34.52
Medical Office Buildings	27.49	29.14	31.60	34.20	37.92	40.11	34.83	37.61	35.00	36.98
Retail Centers	20.07	20.74	7.78	7.89	28.27	29.13	19.73	19.97	39.16	40.36
Total	$30.25	$31.50	$18.27	$19.14	$30.15	$31.83	$26.85	$27.85	$34.03	$35.90

Rate on new leases
Office Buildings	$42.04	$39.42	$32.51	$31.62	$31.81	$31.40	$31.94	$30.90	$35.95	$34.43
Medical Office Buildings	29.48	28.82	35.23	32.72	39.34	37.20	37.04	34.30	37.04	34.56
Retail Centers	24.43	22.89	8.74	8.53	30.40	29.32	21.48	21.15	42.86	41.65
Total	$33.80	$31.79	$19.88	$19.11	$32.18	$31.51	$29.00	$27.93	$37.26	$35.62

Percentage Increase
Office Buildings	8.2%	(2.7)%	5.8%	(1.5)%	7.0%	(0.5)%	8.3%	1.5%	10.6%	(0.3)%
Medical Office Buildings	7.2%	(1.1)%	11.5%	(4.3)%	3.7%	(7.2)%	6.4%	(8.8)%	5.9%	(6.6)%
Retail Centers	21.7%	10.4%	12.3%	8.1%	7.5%	0.7%	8.9%	6.0%	9.5%	3.2%
Total	11.7%	0.9%	8.9%	(0.1)%	6.7%	(1.0)%	8.0%	0.3%	9.5%	(0.8)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,788,460	$19.79	$565,393	$6.12	$1,035,279	$5.37	$801,452	$10.44	$1,155,918	$11.66
Medical Office Buildings	114,252	4.67	639,396	12.94	189,280	8.89	520,981	18.61	347,034	13.02
Retail Centers	28,600	0.25	65,261	0.38	—	—	—	—	—	—
Subtotal	$2,931,312	$10.54	$1,270,050	$4.04	$1,224,559	$4.70	$1,322,433	$8.03	$1,502,952	$10.02
Leasing Commissions and Incentives
Office Buildings	$2,747,403	$19.50	$220,889	$2.40	$454,823	$2.35	$377,421	$4.92	$1,047,935	$10.57
Medical Office Buildings	68,973	2.82	125,662	2.55	125,097	5.87	290,596	10.38	219,670	8.24
Retail Centers	176,809	1.57	82,993	0.48	75,176	1.63	29,104	0.49	23,021	0.95
Subtotal	$2,993,185	$10.77	$429,544	$1.37	$655,096	$2.52	$697,121	$4.23	$1,290,626	$8.60
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$5,535,863	$39.29	$786,282	$8.52	$1,490,102	$7.72	$1,178,873	$15.36	$2,203,853	$22.23
Medical Office Buildings	183,225	7.49	765,058	15.49	314,377	14.76	811,577	28.99	566,704	21.26
Retail Centers	205,409	1.82	148,254	0.86	75,176	1.63	29,104	0.49	23,021	0.95
Total	$5,924,497	$21.31	$1,699,594	$5.41	$1,879,655	$7.22	$2,019,554	$12.26	$2,793,578	$18.62

10 Largest Tenants - Based on Annualized Rent
September 30, 2013

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	39	5.05%	210,354	2.95%
Advisory Board Company	1	68	2.90%	180,925	2.54%
Booz Allen Hamilton, Inc.	1	28	2.35%	222,989	3.13%
INOVA Health System (1)	8	49	2.33%	128,647	1.81%
Engility Corporation	1	48	2.30%	140,400	1.97%
Patton Boggs LLP	1	43	2.10%	110,566	1.55%
Sunrise Assisted Living, Inc.	1	12	1.24%	81,987	1.15%
General Dynamics	2	9	1.22%	88,359	1.24%
Epstein, Becker & Green, P.C.	1	39	1.14%	53,427	0.75%
General Services Administration	3	62	1.13%	52,282	0.73%
Total/Weighted Average		41	21.76%	1,269,936	17.82%

(1) Of the 8 buildings occupied by this tenant, 7 are included in the Medical Office Portfolio, which is classified as held for sale.

Industry Diversification
September 30, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$70,275,196	31.87%	2,175,089	30.12%
Ambulatory Health Care Services	40,379,663	18.31%	1,161,591	16.09%
Credit Intermediation and Related Activities	17,394,063	7.89%	332,595	4.61%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	9,943,439	4.51%	278,758	3.86%
Food Services and Drinking Places	9,128,731	4.14%	282,902	3.92%
Educational Services	6,337,146	2.87%	205,724	2.85%
Food and Beverage Stores	6,139,725	2.78%	320,717	4.44%
Executive, Legislative, and Other General Government Support	5,727,556	2.60%	166,037	2.30%
Administrative and Support Services	4,268,926	1.94%	117,194	1.62%
Nursing and Residential Care Facilities	3,850,985	1.75%	121,649	1.68%
Health and Personal Care Stores	3,663,364	1.66%	105,454	1.46%
Broadcasting (except Internet)	3,283,136	1.49%	90,810	1.26%
Miscellaneous Store Retailers	3,118,576	1.41%	169,038	2.34%
Sporting Goods, Hobby, Book, and Music Stores	3,037,386	1.38%	194,094	2.69%
Furniture and Home Furnishings Stores	3,020,577	1.37%	154,727	2.14%
Personal and Laundry Services	2,952,441	1.34%	94,267	1.31%
Electronics and Appliance Stores	2,927,461	1.33%	166,290	2.30%
Clothing and Clothing Accessories Stores	2,785,831	1.26%	139,623	1.93%
Amusement, Gambling, and Recreation Industries	1,982,321	0.90%	99,338	1.38%
Hospitals	1,917,519	0.87%	50,376	0.70%
General Merchandise Stores	1,875,727	0.85%	221,503	3.07%
Publishing Industries (except Internet)	1,648,142	0.75%	56,144	0.78%
Telecommunications	1,535,564	0.70%	41,334	0.57%
Real Estate	1,413,609	0.64%	44,374	0.61%
Computer and Electronic Product Manufacturing	1,236,267	0.56%	41,689	0.58%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,215,264	0.55%	41,231	0.57%

Industry Diversification (continued)
September 30, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Printing and Related Support Activities	1,207,035	0.55%	52,725	0.73%
Construction of Buildings	766,337	0.35%	25,554	0.35%
Insurance Carriers and Related Activities	691,538	0.31%	23,173	0.32%
Social Assistance	598,850	0.27%	19,241	0.27%
Motor Vehicle and Parts Dealers	596,610	0.27%	36,832	0.51%
Merchant Wholesalers, Durable Goods	544,603	0.25%	20,923	0.29%
Transportation Equipment Manufacturing	526,793	0.24%	19,864	0.28%
Repair and Maintenance	446,683	0.20%	20,813	0.29%
Other	4,054,933	1.84%	128,824	1.78%
Total	$220,491,997	100.00%	$7,220,497	100.00%

Lease Expirations
September 30, 2013

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2013	21	43,039	1.03%	$1,467,791	$34.10	0.93%
2014	96	774,787	18.46%	25,545,265	32.97	16.21%
2015	95	555,579	13.23%	22,710,863	40.88	14.41%
2016	98	612,047	14.58%	19,408,244	31.71	12.32%
2017	69	510,216	12.15%	20,089,182	39.37	12.75%
2018 and thereafter	224	1,702,318	40.55%	68,339,491	40.14	43.38%
	603	4,197,986	100.00%	$157,560,836	37.53	100.00%
Medical Office:
2013	15	47,669	4.36%	$1,790,980	37.57	4.05%
2014	64	178,779	16.36%	6,823,944	38.17	15.43%
2015	32	88,185	8.07%	3,559,891	40.37	8.05%
2016	46	144,527	13.22%	5,691,529	39.38	12.87%
2017	43	129,193	11.82%	5,184,773	40.13	11.73%
2018 and thereafter	133	504,759	46.17%	21,168,853	41.94	47.87%
	333	1,093,112	100.00%	$44,219,970	40.45	100.00%
Retail:
2013	8	16,190	0.76%	$555,105	34.29	1.14%
2014	45	111,291	5.23%	2,816,656	25.31	5.80%
2015	49	366,996	17.26%	7,346,390	20.02	15.12%
2016	25	199,264	9.37%	4,199,335	21.07	8.64%
2017	39	219,364	10.32%	6,401,737	29.18	13.17%
2018 and thereafter	132	1,213,481	57.06%	27,279,752	22.48	56.13%
	298	2,126,586	100.00%	$48,598,975	22.85	100.00%
Total:
2013	44	106,898	1.44%	$3,813,876	35.68	1.52%
2014	205	1,064,857	14.36%	35,185,865	33.04	14.05%
2015	176	1,010,760	13.63%	33,617,144	33.26	13.43%
2016	169	955,838	12.89%	29,299,108	30.65	11.70%
2017	151	858,773	11.58%	31,675,692	36.88	12.65%
2018 and thereafter	489	3,420,558	46.10%	116,788,096	34.14	46.65%
	1,234	7,417,684	100.00%	$250,379,781	33.75	100.00%

* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
September 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	220,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	200,000
1220 19th Street	Washington, DC	1995	1976	104,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	530,000
600 Jefferson Plaza	Rockville, MD	1999	1985	114,000
Wayne Plaza	Silver Spring, MD	2000	1970	96,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	266,000
1776 G Street	Washington, DC	2003	1979	263,000
6565 Arlington Boulevard (1)	Falls Church, VA	2006	1967/1998	142,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	277,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center (1)	Pikesville, MD	2007	1989	74,000
2000 M Street	Washington, DC	2007	1971	230,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	188,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
Subtotal				4,772,000

Schedule of Properties (continued)
September 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Medical Office Buildings (1)
Woodburn Medical Park I	Annandale, VA	1998	1984	77,000
Woodburn Medical Park II	Annandale, VA	1998	1988	97,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	91,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	67,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	53,000
Alexandria Professional Center	Alexandria, VA	2006	1968	119,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	52,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	116,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	131,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	74,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	35,000
19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)	Leesburg, VA	2009	2009	87,000
Subtotal				1,304,000

Schedule of Properties (continued)
September 30, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (2)
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Subtotal				2,449,000

Multifamily Buildings / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,138,000

TOTAL				10,663,000
(1) Classified as held for sale. (2) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
September 30, 2013

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to the CEO's retirement not already excluded from FAD and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Medical Office Portfolio consists of every medical property, as well as undeveloped land, 4661 Kenmore Ave, and two office properties, Woodholme Center and 6565 Arlington Boulevard. We entered into four separate purchase and sale agreements. Phase I of the Medical Office Portfolio sale and purchase agreement consists of medical office properties (2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park formerly Lansdowne Medical Office Building, 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, Ashburn Farm Office Park II, Ashburn Farm Office Park III and Woodholme Medical Office Building) and two office properties (6565 Arlington Boulevard and Woodholme Center).  Phase II of the Medical Office Portfolio purchase and sale agreement consist of undeveloped land (4661 Kenmore Ave). Phase III of the Medical Office Portfolio purchase and sale agreement consists of medical office properties ( Woodburn Medical Park I and Woodburn Medical Park II, ).  Phase IV of the Medical Office Portfolio purchase and sale agreement consist of a medical office property (Prosperity Medical Center I and II, and Prosperity Medical Center III).

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.